Exhibit 19(b)(1)

SECTION 906 CERTIFICATION

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of the HarbourVest Private Investments Fund (the “Fund”).

Monique Austin, Chief Executive Officer, Principal Executive Officer & President of the Fund, certifies that:

1.	The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Fund.

By:	/s/ Monique Austin
Monique Austin
Chief Executive Officer, Principal Executive Officer & President

Date: December 5, 2025

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Exhibit 19(b)(1)

SECTION 906 CERTIFICATION

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of the HarbourVest Private Investments Fund (the “Fund”).

Peter Mahoney, Chief Financial Officer & Principal Financial Officer of the Fund, certifies that:

1.	The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Fund.

By:	/s/ Peter Mahoney
Peter Mahoney
Chief Financial Officer & Principal Financial Officer

Date: December 5, 2025

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.